Notice to Contract Owners
                      Important! Please Respond Immediately


May 20, 1999


Dear Transamerica Series(R) Variable Annuity Contract Owner:

The Board of Directors of Transamerica Variable Insurance Fund, Inc., has called a special meeting of shareholders to be held June 16, 1999, for the purposes explained in the enclosed Notice of a Special Meeting of Shareholders and Proxy Statement.

The Growth Portfolio and the Money Market Portfolio of Transamerica Variable Insurance Fund, Inc., are two of the portfolios available for investment under your Transamerica variable annuity. As a shareholder in the Portfolios, Transamerica will vote its shares at this meeting. As a Contract Owner, with amounts allocated to one or both of the sub-accounts associated with the Portfolios, you have the right to instruct Transamerica how to vote its shares. Transamerica will vote all the shares held in its separate account that is associated with your variable annuity in accordance with the instructions it receives from you and other Contract Owners. This mailing is to solicit instructions from you.

This special meeting is prompted by the merger agreement between Transamerica Corporation, the parent company of the Portfolios' investment adviser and sub-adviser, and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the services you currently receive from Transamerica.

The enclosed materials provide information about the meeting and seek your instructions regarding approval of new investment advisory and sub-advisory agreements for the Portfolios and other proposals. The enclosed materials explain that these new agreements are identical to the existing agreements in all material respects. In the course of representing your interests, the Fund's Board of Directors has evaluated and unanimously approved the proposals and recommends approval of the new agreements and the other proposals.

Your instructions are important to us. Please mark your instructions on the enclosed instruction form and sign, date and return it in the enclosed postage paid envelope as soon as possible. At any time prior to when Transamerica votes its shares, you may revoke your previously submitted instructions. If you have any questions, please call our proxy solicitor, Georgeson & Company, at 800-223-2064, 8 a.m. to 8 p.m. Eastern time. If we have not received your instructions prior to the meeting date, you may be contacted by Georgeson. We hope this contact will not be an inconvenience to you.

Sincerely,




Sandra Brown, Vice President
Transamerica Life Insurance and Annuity Company
Transamerica Life Insurance Company of New York


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                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve the new  investment     o           o        o
     The undersigned Contract Owner instructs Transamerica        advisory agreement between the
     Life Insurance and Annuity Company or Transamerica           Portfolio and Transamerica Occidental
     Life Insurance Company of New York, as applicable            Life Insurance Company.
     ("Transamerica"), to vote in the manner indicated on
     this form  all shares of the Money Market Portfolio
     ("Portfolio") of Transamerica Variable Insurance Fund,
     Inc., attributable as of May 10, 1999, to the Contract
     Owner's account value in the corresponding  sub-account of
     Separate Account VA-6, VA-7 or VA-6NY, as applicable,  at   2. To approve the new investment        o           o        o
     the Special Meeting of Shareholders on June 16, 1999, and   sub-advisory agreement, relating to
     all adjournments or postponements thereof, and in its sole  the Portfolio, between Transamerica
     discretion on such other matters as may properly come       Occidental Life Insurance Company and
     before the meeting.                                         Transamerica Investment Services, Inc.

     These instructions are being solicited by Transamerica as a shareholder in the Portfolio. Receipt of the Notice to Contract Owners, Notice of a Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS:  x                                                              For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                      Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                      Dr. James H. Garrity                   o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To ratify the selection
                                                                  by the Board of Directors of Ernst
                                                                  & Young LLP as independent public accountants
      Please be sure to sign and date                             for the fiscal year ending December
      this form.                                                  31, 1999.


     Date
    -------------------------

                                                                  Please sign exactly as name appears
                                                                  to the left. When signing
                                                                  as attorney, executor, administrator, trustee, or
                                                                  guardian, please give full title as
                                                                  such. If signing for a corporation,
                                                                  please sign in full corporate
                                                                  name by President or other authorized
                                                                  officer. If a partnership, please sign in
                                                                  partnership name by authorized person.
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Contract Owner signs here      Joint-owner signs  here

    -----------------------------------------------------------


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





                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve the new investment       o        o         o
     The  undersigned  Contract  Owner  instructs   Transamerica  advisory agreement between the
     Life Insurance and Annuity Company or  Transamerica  Life    Portfolio and Transamerica
     Life Insurance Company of New York, as applicable            Occidental  Insurance  Company.
     ("Transamerica"), to vote in the manner indicated on this
     form all shares of the Growth Portfolio ("Portfolio") of
     Transamerica  Variable  Insurance Fund, Inc., attributable                                           o           o        o
     as of May 10, 1999, to the Contract  Owner's  account value in the corresponding  sub-account of Separate Account VA-6,
     VA-7 or VA-6NY,  as applicable,  at the Special  Meeting of  2.  To approve the new  investment
     Shareholders  on June 16,  1999,  and all  adjournments  or  sub-advisory agreement, relating  to postponements  thereof,  and in its sole discretion on such  the Portfolio, between Transamerica
     other matters as may properly come before the meeting.       Occidental Life Insurance Company and
                                                                  Transamerica Investment Services, Inc.
     These  instructions are being solicited by Transamerica
     as a shareholder in the Portfolio. Receipt of the
     Notice to Contract Owners, Notice of a
     Special Meeting of Shareholders and Proxy Statement
     is hereby acknowledged.



                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS: x                                                               For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                      Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                       Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                       Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                        Dr. James H. Garrity                 o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To  ratify the selection
                                                                  by the  Board of Directors
                                                                  of Ernst & Young LLP as independent
                                                                  public accountantsfor the fiscal year
                                                                  ending December 31, 1999.

Please be sure to sign and date this form.


Date
-------------------------                                         Please sign exactly as name appears
                                                                  to  the  left. When signing
                                                                  as   attorney,  executor,
                                                                  administrator, trustee, or
                                                                  guardian, please give full title as
                                                                  such. If  signing for a corporation,
                                                                  please sign in full corporate
                                                                  name by President or other authorized
                                                                  officer.  If a partnership, please sign in
Contract Owner signs here Joint-owner signs here                  partnership name by authorized person.


----------------------------------------------------


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